                                                           EXHIBIT (16)(a)(iii)



                             STRATEGIC INCOME FUND

                        Calculation of Distribution Rate

                           Period Ended June 30, 1996




                        Current Annual Income Per Share
                        -----------------------------------
                             Current Offering Price





Class A Shares


                       $ 1.050
                       --------
                       $12.67                = 8.29%





Class B Shares


                       $ 0.96
                       --------
                       $12.07                = 7.95%





Class C Shares



                       $ 0.96
                       --------
                       $12.06                = 7.96%





                             STRATEGIC INCOME FUND

                                 CLASS A SHARES

Total Return Calculation One Year Period Ended June 30, 1996



Formula                                        P(1+T)n     =     ERV



Including Payment of the Sales Charge
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,075.84     =     ERV
One Year Period Ended 06/30/96                       1     =     n

TOTAL RETURN FOR THE PERIOD                      7.58%     =     T





Excluding Payment of the Sales Charge
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,129.17     =     ERV
One Year Period Ended 06/30/96                       1     =     n

TOTAL RETURN FOR THE PERIOD                     12.92%     =     T





                             STRATEGIC INCOME FUND

                                 CLASS A SHARES


         Total Return Calculation From Inception Through June 30, 1996



Formula                                        P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,017.10     =     ERV
Period From Inception to 06/30/96                 2.50     =     n

TOTAL RETURN FOR THE PERIOD                      0.68%     =     T





Excluding Payment of the Sales Charge
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,067.58     =     ERV
Period From Inception to 06/30/96                 2.50     =     n

TOTAL RETURN FOR THE PERIOD                      2.65%     =     T

              Non-Standardized Cumulative Total Return Calculation
                        Inception Through June 30, 1996



Formula                                        ERV - P
                                               -------
                                                  P        =     T

Including Payment of the Sales Charge
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,017.10     =     ERV

TOTAL RETURN FOR THE PERIOD                      1.71%     =     T




Excluding Payment of the Sales Charge
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,067.58     =     ERV

TOTAL RETURN FOR THE PERIOD                      6.76%     =     T





                             STRATEGIC INCOME FUND

                                 CLASS B SHARES

Total Return Calculation One Year Period Ended June 30, 1996



Formula                                        P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                              $   12.07
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,080.57     =     ERV
One Year Period Ended 06/30/96                       1     =     n

TOTAL RETURN FOR THE PERIOD                      8.06%     =     T




Excluding Payment of the CDSC
Net Asset Value                              $   12.07
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,120.57     =     ERV
One Year Period Ended 06/30/96                       1     =     n

TOTAL RETURN FOR THE PERIOD                     12.06%     =     T

         Total Return Calculation From Inception Through June 30, 1996



Formula                                        P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                              $   12.07
Initial Investment                           $1,000.00      =     P
Ending Redeemable Value                      $1,017.16      =     ERV
Period From Inception to 06/30/96                 2.50      =     n

TOTAL RETURN FOR THE PERIOD                      0.68%      =     T





Excluding Payment of the CDSC
Net Asset Value                              $   12.07
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,046.70     =     ERV
Period From Inception to 06/30/96                 2.50     =     n


TOTAL RETURN FOR THE PERIOD                      1.84%     =     T





                             STRATEGIC INCOME FUND

                                 CLASS B SHARES



              Non-Standardized Cumulative Total Return Calculation
                        Inception Through June 30, 1996





Formula                                        ERV - P
                                               -------
                                                  P        =     T

Including Payment of CDSC
Net Asset Value                              $   12.07
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,017.16     =     ERV

TOTAL RETURN FOR THE PERIOD                      1.72%     =     T



Excluding Payment of CDSC
Net Asset Value                              $   12.07
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,046.70     =     ERV

TOTAL RETURN FOR THE PERIOD                      4.67%     =     T

                             STRATEGIC INCOME FUND

                                 CLASS C SHARES


Total Return Calculation One Year Period Ended June 30, 1996



Formula                                        P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,110.69     =     ERV
One Year Period Ended 06/30/96                       1     =     n

TOTAL RETURN FOR THE PERIOD                     11.07%     =     T




Excluding Payment of the CDSC
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,120.69     =     ERV
One Year Period Ended 06/30/96                       1     =     n

TOTAL RETURN FOR THE PERIOD                     12.07%     =     T





         Total Return Calculation From Inception Through June 30, 1996



Formula                                        P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,045.87     =     ERV
Period From Inception to 06/30/96                 2.50     =     n

TOTAL RETURN FOR THE PERIOD                      1.81%     =     T


Excluding Payment of the CDSC
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,045.87     =     ERV
Period From Inception to 06/30/96                 2.50     =     n

TOTAL RETURN FOR THE PERIOD                      1.81%     =     T

                             STRATEGIC INCOME FUND

                                 CLASS C SHARES


              Non-Standardized Cumulative Total Return Calculation
                        Inception Through June 30, 1996





Formula                                        ERV - P
                                               -------
                                                  P        =     T

Including Payment of CDSC
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,045.87     =     ERV

TOTAL RETURN FOR THE PERIOD                      4.59%     =     T




Excluding Payment of CDSC
Net Asset Value                              $   12.06
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,045.87     =     ERV

TOTAL RETURN FOR THE PERIOD                      4.59%     =     T

                             STRATEGIC INCOME FUND
                           30 DAY SEC YIELD WORKSHEET
                        FOR PERIOD ENDING JUNE 30, 1996



Class A Shares

     Formula

  Formula        [((((           Total Income - Total Expenses)            ) 6)     )    ]
Class A Shares   [((((-----------------------------------------------)  + 1)  )  - 1) *2 ] = SEC Yield
                 [((((Average Dividend Shares x Public Offering Price)     )  )     )    ]


                 [((((    $284,544.11    -    $88,932.59             )     ) 6)     )    ]
Class A Shares   [((((-----------------------------------------------)  + 1)  )  - 1) *2 ] = 6.72%
                 [((((  2,797,640.440    x        $12.66             )     )  )     )    ]


Class A Shares   [((((    $284,544.11    -    $90,751.98             )     ) 6)     )    ]
  Without        [((((-----------------------------------------------)  + 1)  )  - 1) *2 ] = 6.66%
Expense Waiver   [((((  2,797,640.440    x        $12.66             )     )  )     )    ]

                                                    Waived Expense Adjustment (6.72%-6.66%)  0.06%



Class B Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential
    Class A Share Yield                                                      6.72%
    + Sales Charge Effect  (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 6.72%                                                             .32%
    - Expense Differential between Class A Shares and Class B Shares          .75%
                                                                             ----
    Class B Share SEC Yield                                                  6.29%
                                                                             ====





Class C Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential

    Class A Share Yield                                                      6.72%
    + Sales Charge Effect  (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 6.72%                                                             .32%
     - Expense Differential between Class A Shares and Class C Shares         .75%
                                                                             ----
    Class C Share SEC Yield                                                  6.29%
                                                                             ====